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                                  INAMED CORPORATION



                                   ---------------




                               NOTE PURCHASE AGREEMENT




                                Dated January 23, 1996




                                   ---------------




                        11% Secured Convertible Notes due 1999



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

                                  TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Section 1.  ISSUANCE OF SECURITIES . . . . . . . . . . . . . . . . . . . .    1
       Section 1.1.  Authorization . . . . . . . . . . . . . . . . . . . .    1
       Section 1.2.  Purchase and Sale of the Securities; the Closing. . .    1
       Section 1.3.  Representations of the Purchaser. . . . . . . . . . .    2

Section 2.  REPRESENTATIONS OF THE COMPANY . . . . . . . . . . . . . . . .    2
       Section 2.1.  Organization and Authority of the Company . . . . . .    2
       Section 2.2.  Business, Properties and Other Information
                      Regarding the Company. . . . . . . . . . . . . . . .    3
       Section 2.3.  Capital Stock . . . . . . . . . . . . . . . . . . . .    3
       Section 2.4.  Compliance with Laws and Other Instruments. . . . . .    4
       Section 2.5.  Governmental Authorizations, etc. . . . . . . . . . .    4
       Section 2.6.  Litigation; Observance of Statutes, Regulations
                      and Orders . . . . . . . . . . . . . . . . . . . . .    4
       Section 2.7.  Taxes . . . . . . . . . . . . . . . . . . . . . . . .    5
       Section 2.8.  Title to Property . . . . . . . . . . . . . . . . . .    5
       Section 2.9.  Licenses, Permits, etc. . . . . . . . . . . . . . . .    5
       Section 2.10. Compliance with ERISA . . . . . . . . . . . . . . . .    6
       Section 2.11. Existing Indebtedness . . . . . . . . . . . . . . . .    6
       Section 2.12. Investment Company Act. . . . . . . . . . . . . . . .    6
       Section 2.13. Environmental Matters . . . . . . . . . . . . . . . .    6
       Section 2.14. Security Documents. . . . . . . . . . . . . . . . . .    7
       Section 2.15. Labor Relations . . . . . . . . . . . . . . . . . . .    7
       Section 2.16  Reports . . . . . . . . . . . . . . . . . . . . . . .    7
       Section 2.17  Solvency. . . . . . . . . . . . . . . . . . . . . . .    8
       Section 2.18  Use of Proceeds . . . . . . . . . . . . . . . . . . .    8
       Section 2.19  Litigation Settlement . . . . . . . . . . . . . . . .    8

Section 3.  CONDITIONS TO OBLIGATIONS OF THE PURCHASER.. . . . . . . . . .    9
       Section 3.1.  Proceedings Satisfactory. . . . . . . . . . . . . . .    9
       Section 3.2.  Opinion of Counsel. . . . . . . . . . . . . . . . . .    9
       Section 3.3.  Representations True, etc.; Officer's Certificate . .    9
       Section 3.4.  No Material Judgment or Order . . . . . . . . . . . .    9
       Section 3.5.  Security Interests. . . . . . . . . . . . . . . . . .    9

Section 4.  FINANCIAL STATEMENTS AND INFORMATION . . . . . . . . . . . . .   10

Section 5.  COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . .   11
       Section 5.1.  Inspection. . . . . . . . . . . . . . . . . . . . . .   11
       Section 5.2   Additional Guarantees . . . . . . . . . . . . . . . .   12


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Section 6.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . .   12
       Section 6.1.  Reliance on and Survival of Representations . . . . .   12
       Section 6.2.  Successors and Assigns. . . . . . . . . . . . . . . .   12
       Section 6.3.  Notices . . . . . . . . . . . . . . . . . . . . . . .   13
       Section 6.4.  Counterparts. . . . . . . . . . . . . . . . . . . . .   13
       Section 6.5.  Governing Law . . . . . . . . . . . . . . . . . . . .   13
       Section 6.6.  Waiver of Jury Trial. . . . . . . . . . . . . . . . .   14


Exhibit A - Form of Security

Exhibit B - Form of Opinion of Nida & Maloney

                                  Inamed Corporation
                        3800 Howard Hughes Parkway, Suite 900
                               Las Vegas, Nevada  89109



                               NOTE PURCHASE AGREEMENT


                                                           January 23, 1996


To the Purchaser named on
the Signature Page Hereof

Ladies and Gentlemen:

       Inamed Corporation, a Florida corporation (the "COMPANY"), hereby agrees with you as follows:

               SECTION 1.  ISSUANCE OF SECURITIES.

               SECTION 1.1. AUTHORIZATION. The Company has duly authorized the issue of its 11% Secured Convertible Notes due 1999, in the aggregate principal amount of up to $35,000,000 (the "SECURED NOTES" or the "SECURITIES"), substantially in the form of EXHIBIT A, to be issued pursuant to an Indenture (the "INDENTURE"), dated as of January 2, 1996 between the Company and Santa Barbara Bank & Trust, as Trustee. Each Secured Note shall mature, shall bear interest, shall be payable and shall be otherwise as provided herein and in EXHIBIT A.

               SECTION 1.2. PURCHASE AND SALE OF THE SECURITIES; THE CLOSING. In reliance upon the representations of the Purchaser contained in SECTION 1.3 hereof and subject to the terms and conditions set forth herein, the Company shall sell to the Purchaser on the Closing Date (as defined below) and, subject to the terms and conditions hereof, the Purchaser shall purchase from the Company on the Closing Date (as defined below) the Securities in the aggregate principal amount set forth below the Purchaser's signature, at an aggregate purchase price equal to 100% of the aggregate principal amount thereof. The closing (the "CLOSING") of the Purchaser's purchase of the Securities shall be held at 10:00 a.m., Las Vegas time, on January 23, 1996 (the "CLOSING DATE"), at the offices of the Company, 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89109, or at such other time or place as the parties hereto may mutually agree.

               On the Closing Date the Company will deliver to the Purchaser one Secured Note, registered in the Purchaser's name or in the name of the Purchaser's nominee, as may be specified by the Purchaser by timely written notice to the Company, in the aggregate principal amount specified above, duly executed and dated the Closing Date, against the Purchaser's delivery to the Company (or to persons at the direction of the Company) of immediately available funds in the amount of such purchase price.

               SECTION 1.3.  REPRESENTATIONS OF THE PURCHASER.

               The Purchaser represents and warrants to the Company that on the date hereof:

               (a) DISTRIBUTION. The Purchaser is not acquiring the Securities with a view to the distribution or sale of the Securities in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), subject, however, to any requirement of law that the disposition of its property be at all times within its control.

               (b) OFFERING OF SECURITIES. The Purchaser has not offered the Securities for sale by any means of general solicitation or general advertising including, but not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

               (c) ACCREDITED INVESTOR. The Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act and the Purchaser has had an opportunity to investigate the terms of the Securities, the business and financial condition of the Company and to obtain such information as the Purchaser requires from the Company.

               SECTION 2. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to the Purchaser that on the date hereof and as of the Closing Date:

               SECTION 2.1.  ORGANIZATION AND AUTHORITY OF THE COMPANY.

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and each Guarantor (as defined in the Indenture) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and each of the Company and each such Guarantor has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Secured Notes, the Indenture governing the Secured Notes, the Collateral Documentation (as defined in the Indenture), the Guarantee Agreements (as defined in the Indenture), the Securities to be issued to other purchasers and all other documents and agreements contemplated hereby and thereby (this Agreement, and all such other documents and agreements, collectively, the "TRANSACTION DOCUMENTS") and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby. Each of the Company and each Guarantor is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, properties, assets, operations or financial condition of the Company. SCHEDULE 2.1A hereto sets forth the name of each Subsidiary (as defined in the Indenture), the jurisdiction in which it is incorporated or organized, the number of shares of its authorized capital stock, the number and class of shares thereof duly issued and outstanding, the names of all stockholders or other equity owners and the number of shares of stock owned by each stockholder or the amount of equity owned by each equity owner.

               (b) The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by the Company and, with respect to each such agreement to which it is a party, each Guarantor. The Transaction Documents to which it is a party have each been duly authorized, executed and delivered by, and each is the valid and binding obligation of, the Company and each Guarantor, enforceable against the Company and such Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

               SECTION 2.2. BUSINESS, PROPERTIES AND OTHER INFORMATION REGARDING THE COMPANY.

               (a) The Company has provided the Purchaser with the Confidential Offering Memorandum dated January 10, 1996 that (when read in conjunction with this Agreement and the schedules and exhibits hereto and thereto (including the Company's Annual Report on Form 10-K for the year ended December 31, 1994 and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1995) as amended or supplemented (collectively, the "DISCLOSURE DOCUMENTS") describes, among other things, in all material respects the business, prospects, properties, assets, operations and financial condition of the Company.

               (b) As of their respective dates, neither the Disclosure Documents nor any certificate executed by the Company or any Guarantor in connection with the transactions contemplated hereby, contained, and as of the Closing Date no Disclosure Document or certificate contains, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since September 30, 1995, there has been no material adverse change in the business, prospects, properties, assets, operations or financial condition of the Company or any Guarantor not described in the Disclosure Documents. Neither the Company nor any Guarantor has actual knowledge, except as disclosed in the Disclosure Documents, of any fact that materially adversely affects or, so far as the Company or any Guarantor can now reasonably foresee, will materially adversely affect the business, prospects, properties, assets, operations or financial condition of the Company or the Guarantors, or the ability of the Company or the Guarantors to perform its respective obligations under the Transaction Documents.

               SECTION 2.3.  CAPITAL STOCK.

               (a) On the date hereof and on the Closing Date, the authorized capital stock of the Company will consist of 20,000,000 shares of common stock, no par value (the "COMMON

STOCK"). On the date hereof and on the Closing Date, 7,677,617 shares of Common Stock will be issued and outstanding.

               (b) As of September 30, 1995, the Company had reserved for issuance an aggregate of approximately 295,400 shares of Common Stock issuable pursuant to: (i) outstanding vested and non-vested options, warrants and similar rights; and (ii) contingent obligations to issue additional shares. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or other securities or obligation evidencing the right of the holder thereof to purchase any of its capital stock or other securities.

               SECTION 2.4. COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS. The consummation of the transactions contemplated by the Transaction Documents and the performance of the terms and provisions of the Transaction Documents will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (except for Liens created under the Indenture or the Collateral Documentation) in respect of any property of the Company or any Guarantor under, any other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor, or any of its respective properties is bound, (ii) conflict with any provision of any of the certificate of incorporation or bylaws or comparable organizational documents of the Company or any Guarantor or conflict with or result in a breach of any of the terms, conditions or provisions of any order of any court, arbitrator or governmental entity applicable to the Company or any Guarantor or
(iii) violate any material provision of any statute or other rule or regulation of any governmental entity applicable to the Company or any Guarantor.

               SECTION 2.5. GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any governmental entity or third party is required for the issuance of the Securities or the valid execution and delivery of the Securities or for the performance by the Company or the Guarantors of the Transaction Documents, other than the filings, registrations or qualifications under the securities laws or "blue sky" laws of any State that may be required to be made or obtained in connection with the offer, issuance, sale or delivery of the Securities or any interest therein.

               SECTION 2.6. LITIGATION; OBSERVANCE OF STATUTES, REGULATIONS AND ORDERS.

               (a) Except as disclosed or referred to in the Company's Disclosure Documents, or other reports filed with the Securities and Exchange Commission, or with respect to which resolution will be effected with the proceeds of this Offering as described in Section 2.18, there are no actions, suits or proceedings pending or, to the knowledge of the Company or any Guarantor, threatened against or involving the Company or any Guarantor or any property of the Company or any Guarantor in any court or before any arbitrator of any kind or before or by any governmental entity except actions, suits or proceedings arising in the ordinary course of business that individually or in the aggregate, if adversely determined, would not materially adversely affect the business, operations, prospects, properties, assets or financial condition of the Company or any Guarantor or the ability of the Company or any Guarantor to perform its obligations under the Transaction Documents.

               (b) Neither the Company nor any Guarantor is in default under or in breach of any order of any court, arbitrator or governmental entity, and neither the Company nor any Guarantor is subject to or a party to any order of any court or governmental entity arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters. Neither the Company nor any Guarantor is in violation of any law or statute, or other rule or regulation of any governmental entity, including without limitation laws relating to the production, use, storage or disposal of hazardous materials (the "HAZARDOUS MATERIALS LAWS"), the violation of which would materially adversely affect the business, operations, prospects, properties, assets or financial condition of the Company or any Guarantor or the ability of the Company or any Guarantor to perform its obligations under the Transaction Documents.

               SECTION 2.7. TAXES. Except for approximately $4,400,000 in unpaid taxes which will be paid from the proceeds of this Offering and other taxes reflected in the Company's balance sheet dated September 30, 1995, the Company and each Guarantor has filed all tax returns that are required to have been filed by it in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by the Company or any Guarantor to the extent the same have become due and payable and before they have become delinquent, except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has set aside on its books reserves (segregated to the extent required by GAAP (as defined in the Indenture)) deemed by it in its reasonable discretion to be adequate. Neither the Company nor any Guarantor has actual knowledge of any proposed material tax assessment against the Company or any Guarantor, and in the opinion of the Company all tax liabilities of the Company and the Guarantors are adequately provided for on the books of the Company.

               SECTION 2.8. TITLE TO PROPERTY. The Company and each Guarantor has good and marketable title to its respective real properties and good and merchantable title to each of its other respective assets and properties, except as sold or otherwise disposed of in the ordinary course of business. Except as expressly permitted by the Indenture, all assets and properties of the Company and each Guarantor are owned by the Company or such Guarantor free and clear of all Liens.

               The Company and each Guarantor enjoys full and undisturbed possession under all leases necessary in any material respect for the operation of its respective businesses (the "LEASES"). None of the Leases contains any provisions that, individually or in the aggregate, would materially impair the operation of the businesses of the Company or the Guarantors. The Leases are valid and subsisting and are in full force and effect, and there are no existing material defaults by the Company or events that with notice or lapse of time or both would constitute material defaults by the Company under any of the Leases.

               SECTION 2.9. LICENSES, PERMITS, ETC. The Company and each Guarantor possesses all material licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names and any other tangible or intangible intellectual property rights, or rights thereto, required to conduct its respective business substantially as now conducted and as currently proposed to be conducted, without known conflict with the rights of others.

               SECTION 2.10. COMPLIANCE WITH ERISA. Neither the Company nor any of its Subsidiaries (as defined in the Indenture) has any employee benefit plan established or maintained by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries has made contributions that is subject to Part 3 of Subtitle B of Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 412 of the Internal Revenue Code of 1954, as amended (the "CODE").

               SECTION 2.11. EXISTING INDEBTEDNESS. The Company's September 30, 1995 balance sheet as contained in the Disclosure Documents includes all Indebtedness (as defined in the Indenture) of the Company and its Subsidiaries on a consolidated basis as of the date thereof, including the aggregate principal amount outstanding. Neither the Company nor any Guarantor is in default in the performance or observance of any of the terms, covenants or conditions contained in any material instrument evidencing such Indebtedness or pursuant to which such Indebtedness was issued or secured and has not requested any waiver in respect of any default and no event has occurred and is continuing which, with notice or the lapse of time or both, would constitute such a default.

               SECTION 2.12. INVESTMENT COMPANY ACT. Neither the Company nor any Guarantor is an investment company subject to registration under the Investment Company Act of 1940, as amended.

               SECTION 2.13.  ENVIRONMENTAL MATTERS.

               (a) None of the Company, any Guarantor or, to the Company's best knowledge, any previous owner, lessee, tenant, occupant or user of any real property owned or leased on or prior to the date hereof by the Company or any Guarantor (such real property and any and all buildings and other improvements thereon being herein referred to as the "PROPERTY") used, generated, manufactured, treated, handled, refined, processed, released, discharged, stored or disposed of any Hazardous Materials on, under, in or about the Property, or transported any Hazardous Materials to or from the Property in violation of any Hazardous Materials Laws. "HAZARDOUS MATERIALS" as used herein, refers to any flammable explosives, radioactive materials, asbestos, compounds known as polychlorinated byphenyls, chemicals now known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under the Hazardous Materials Laws. No underground tanks or underground deposits or Hazardous Materials, to the Company's best knowledge, existed on, under, in or about any Property previously owned or leased by the Company or any Guarantor on or prior to the date that fee or leasehold title to such Property was transferred to a third party by the Company or any Guarantor. No underground tanks or underground deposits or Hazardous Materials, to the Company's best knowledge, exist on, under, in or about any Property that is currently owned or leased by the Company or any Guarantor.

               (b) While any Property was owned or leased by the Company or any Guarantor, the Company or such Guarantor kept and maintained such Property, including, without limitation, the groundwater on or under such Property, and conducted its businesses in material compliance with all applicable Hazardous Materials Laws and other applicable federal, state and local laws, ordinances or regulations, now or previously in effect, relating to environmental conditions, industrial hygiene or Hazardous Materials on, under, in or about such Property.

               (c) As of the date hereof there are no (i) enforcement, clean-up, removal, mitigation or other governmental or regulatory actions instituted, contemplated or threatened pursuant to any Hazardous Materials Laws affecting any of the Property, (ii) claims made or threatened by any person or governmental entity relating to the Property against the Property, the Company or any Guarantor relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials nor (iii) to the Company's best knowledge, any occurrence or condition on any Property that is currently owned or leased by the Company or any Guarantor that could subject the Company, any Guarantor or such Property to any material restrictions on occupancy, transferability or use of any Property under any Hazardous Materials Laws.

               SECTION 2.14. SECURITY DOCUMENTS. Upon proper filing of the Form UCC-1 financing statements (or assignments thereof) in the offices of the Secretary of State of Nevada with respect to the Company and upon proper filing of the Form UCC-1 financing statements (or assignments thereof) in the locations identified in the Guarantee and Security Agreement (as defined in the Indenture) with respect to the Domestic Guarantors (as defined in the Indenture), the lien of the Collateral Documentation shall constitute a fully perfected security interest in all right, title and interest of the Company or such Domestic Guarantor, as the case may be, in and to the personal property therein prior to any other security interests against such property or interests therein other than Permitted Liens (as defined in the Indenture).

               SECTION 2.15. LABOR RELATIONS. No unfair labor practice complaint for sex, age, race or other discrimination claim has been brought during the last three years against the Company or any Guarantor before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other governmental entity. During such period, the Company and each Guarantor has complied in all material respects with all applicable laws relating to the employment of labor including without limitation those relating to wages, hours and collective bargaining.

               SECTION 2.16 REPORTS. Since December 31, 1992, the Company has filed all forms, reports and documents with the Securities and Exchange Commission (the "SEC") required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which have complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the rules and regulations promulgated thereunder (collectively, the "SEC REPORTS"). None of the SEC Reports, including without limitation, any financial statements or schedules included therein and all documents incorporated therein by reference, at the time filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               The balance sheets and the related statements of income, shareholders' equity and cash flows (including the related notes thereto) of the Company included in the SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods (except as otherwise noted therein), and presented fairly the financial position of the Company as of their respective dates, and the results of its operations and its cash flows for the periods presented therein (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments).

               SECTION 2.17 SOLVENCY. The Company and each Guarantor is, and after giving effect to the purchase of the Securities and the application of the proceeds therefrom the Company and each Guarantor will be, solvent.

               SECTION 2.18 USE OF PROCEEDS. The Company will, to the extent it has rights therein, apply the proceeds of the sale of the Securities hereunder as follows: (i) $10 million to be placed in escrow pursuant to the Escrow Agreement between the Company and Santa Barbara Bank & Trust for transfer in accordance with the terms thereof, (ii) an additional $5 million to be placed in escrow immediately concurrently with the Closing pursuant to a second Escrow Agreement between the Company and Santa Barbara Bank & Trust,
(iii) approximately $10 million for long-term capital investments and improvements relating to production capacity expansion, and (iv) approximately $2 million for short-term capital investments and improvements relating to production capacity expansion, with the remainder of the proceeds to be used by the Company for general business purposes. The Company will apply the proceeds as specified in clauses (iii) and (iv) of this paragraph in the due course of business. The use of such proceeds shall be in compliance with all applicable laws, rules and regulations. No part of the proceeds from the sale of the Securities hereunder will be used, directly or indirectly, for the purpose of buying or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR Section 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR Section 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR Section 220). The assets of the Company do not include any margin stock, and the Company does not have any present intention of acquiring any margin stock.

               SECTION 2.19 LITIGATION SETTLEMENT. The Company represents and warrants that, to the best of its knowledge, the certification and implementation of a Mandatory (non "opt-out" Limited Fund) Class under Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure in the Company's and certain of its Subsidiaries' litigation pending in the United States District Court for the Northern District of Alabama, Southern Division stylized as "Silicone Gel Breast Implant Products Liability Litigation (MDL 926)" will preclude further litigation by all persons who are within the scope of the class and whose claims arise during the class period.

               SECTION 3. CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligation of the Purchaser to purchase and pay for the Securities on the Closing Date shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth.

               SECTION 3.1. PROCEEDINGS SATISFACTORY. All proceedings taken on or prior to the Closing Date in connection with the issuance of the Securities and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in form and substance to the Purchaser and its counsel, and each such person shall have received copies of such documents and papers, all in form and substance satisfactory to such persons, as the Purchaser or its counsel may reasonably request in connection therewith.

               SECTION 3.2. OPINION OF COUNSEL. The Purchaser shall have received an opinion dated the Closing Date from Nida & Maloney, substantially in form and substance as attached hereto as EXHIBIT B.

               SECTION 3.3. REPRESENTATIONS TRUE, ETC.; OFFICER'S CERTIFICATE. All representations and warranties of the Company contained in SECTION 2 not qualified as to materiality shall be true and correct in all material respects and all representations and warranties of the Company contained in SECTION 2 qualified as to materiality shall be true and correct, on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; the Company shall have performed in all respects all agreements on its part required to be performed under this Agreement on or prior to the Closing Date; no Default or Event of Default (each as defined in the Indenture) shall have occurred and be continuing; the Company shall not have consolidated with, merged into, or sold, leased or otherwise disposed of its properties as an entirety or substantially as an entirety to any person; and the Purchaser shall have received a certificate signed by the chairman of the board, the president or other officer of the Company, dated the Closing Date, certifying to the effect specified in this Section.

               SECTION 3.4. NO MATERIAL JUDGMENT OR ORDER. There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any agency of the federal, state or local government that, in the reasonable judgment of the Purchaser, would prohibit the purchase of the Securities hereunder, or any interest or participations therein, or subject the Purchaser to any material penalty if the Securities were to be purchased as contemplated hereunder.

               SECTION 3.5. SECURITY INTERESTS. Each of the Transaction Documents shall have been duly executed and delivered by the parties thereto (together with any financing statements relating thereto). The Collateral Documentation shall be duly filed or recorded in all places necessary or advisable to perfect and maintain the Liens respectively purported to be created thereby and all governmental charges in connection therewith shall have been paid in full. The Collateral Documentation shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived without the Purchaser's prior written consent.

               SECTION 4. FINANCIAL STATEMENTS AND INFORMATION. The Company will furnish:

               A. copies of the annual and quarterly reports and of the other information, documents, and other reports which the Company files or is required to file with the SEC pursuant to the Exchange Act and of any other reports or information which the Company delivers or makes available to any of its securityholders, at the time of filing such reports with the SEC or of delivery to the Company's securityholders, as the case may be;

               B. quarterly reports for the first three quarters of each fiscal year of the Company and annual reports which the Company would have been required to file under any provision of the Exchange Act if it had a class of securities listed on a national securities exchange, within fifteen (15) Business Days of when such report is filed under Section 13 of the Exchange Act, together with copies of a consolidating balance sheet of the Company and its Subsidiaries as of the end of each such accounting period and of the related consolidating statements of income and cash flow for the portion of the fiscal year then ended, all in reasonable detail and all certified by the principal financial officer of the Company to present fairly the information contained therein in accordance with GAAP (and in the case of annual reports, including financial statements, audited and certified by the Company's independent public accountants as required under the Exchange Act);

               C. within ninety (90) days after the end of each fiscal year, a written statement by the Company's independent certified public accountants stating as to the Company whether in connection with their audit examination, any Default or Event of Default (each as defined in the Indenture) has come to their attention;

               D. (1) within forty-five (45) days after the end of the first three quarters of the Company's fiscal year and within ninety (90) days after the end of the Company's fiscal year, a certificate of the chief executive officer or principal financial officer of the Company setting forth computations in reasonable detail showing, as at the end of such quarter or fiscal year, as the case may be, the Company's compliance with SECTIONS 8.7 AND 8.8 of the Indenture, and (2) within twenty (20) days after the end of each month, a certificate of the chief executive officer or the principal financial officer of the Company and a vice president of the Company stating that as of the date of such certificate, based upon such examination or investigation and review of the Indenture as in the opinion of such signer is necessary to enable the signer to express an informed opinion with respect thereto, to the best knowledge of such signer, the Company has kept, observed, performed and fulfilled each and every covenant contained in the Indenture, and is not in default in the performance or observance of any of the terms, provisions and conditions hereof, and to the best of such signer's knowledge, no Default or Event of Default exists or has existed during such period or, if a Default or Event of Default shall exist or have existed, specifying all such defaults, and the nature and period of existence thereof, and what action the Company has taken, is taking or proposes to take with respect thereto;

               E. promptly after becoming aware of (1) the existence of a Default or Event of Default or any default in any of the Collateral Documentation or (ii) any default or event of default under any Indebtedness of the Company or any of its Subsidiaries, a certificate of the chief executive officer or the principal financial officer of the Company specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and

               F. such other information, including financial statements and computations, relating to the performance of the provisions of this Agreement and the affairs of the Company and any of its Subsidiaries as any Holder may from time to time reasonably request.

               The Company shall make the reports referred to in Subsections A, B, C, D and E above available promptly to each Holder of the Securities. In addition, the Company shall make available to securities analysts and broker-dealers, upon their reasonable request, copies of all annual, quarterly and interim reports filed by the Company with the SEC pursuant to the Exchange Act. The Company shall keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at said office, during normal business hours and after reasonable notice to the Company by the Holders or any prospective purchaser of any Secured Note or any interest or participation therein.

               SECTION 5.  COVENANTS.

               SECTION 5.1.  INSPECTION.

               (a) Any Holder or Holders of at least $5,000,000 in aggregate principal amount of the Securities and each of such Holder's authorized representatives shall have the right to visit and inspect any of the properties of the Company and any Subsidiaries, to examine the books of account and records of the Company and any Subsidiaries, to be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with, and to be advised as to the same by, its and their officers and employees, and its and their independent public accountants (and the Company authorizes such independent public accountants to discuss the Company's or any Subsidiaries' financial matters with such Holder or Holders and its representatives, regardless of whether any representative of the Company is present, but provided that an officer of the Company will be afforded a reasonable opportunity to be present at any such discussion), all at such reasonable times and intervals during normal business hours, and upon reasonable prior notice to the Company as such Holder or Holders and the Company shall agree. Any copying or similar charges incurred in connection with the visitation and inspection rights set forth in this Section shall be at the expense of such Holder or Holders except when a Default or Event of Default has occurred and is continuing, in which case any such costs incurred in connection with such visitation and inspection rights shall be at the expense of the Company. The Company will likewise afford such Holder or Holders the opportunity to obtain any information, to the extent the Company or any of its Subsidiaries possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of any of the representations and warranties made by the Company hereunder.

               (b) Each Holder by receipt of information under this SECTION 5 agrees that all information (other than such information that is publicly available or any other information that is in such Holder's possession prior to any disclosure under this SECTION 5) provided to it pursuant to this SECTION 5 shall be used by such holder solely in connection with its investment in the Securities and for no other purpose, and such holder shall treat such information as confidential in accordance with such reasonable internal procedures as it applies generally to information of this kind and shall not disclose such information to any person, except (i) to any governmental entity (including for this purpose the National Association of Insurance Commissioners) having jurisdiction over such holder in the law or ordinary course of business,
(ii) to any other person pursuant to subpoena or other process, whether legal, administrative or other (and each holder hereby agrees to provide the Company with prompt notice of any such subpoena or other process), (iii) to such holder's officers, directors, trustees, employees, legal counsel, financial advisors or auditors or accountants who need access to such information in connection with their duties, (iv) to any transferee or prospective purchaser of a Security or interest therein who agrees to be bound by this paragraph, or (v) to the extent necessary in the enforcement of such holder's rights hereunder and under the Secured Notes during the continuance of a Default or Event of Default.

               SECTION 5.2 ADDITIONAL GUARANTEES. The Company agrees that all future Subsidiaries shall become Domestic Guarantors or Foreign Guarantors, as applicable, upon the terms and conditions provided in Section 8.11 of the Indenture and that any Subsidiary that shall not be a Guarantor under such Section because it had assets of less than $100,000 shall become a Domestic Guarantor or Foreign Guarantor, as applicable, upon achieving such asset threshold.

               SECTION 6.  MISCELLANEOUS.

               SECTION 6.1  RELIANCE ON AND SURVIVAL OF REPRESENTATIONS.   All
representations, warranties, covenants and agreements of the Company herein and in any certificates or other instruments delivered pursuant to any of the other Transaction Documents by the Company or any Guarantor shall (A) be deemed to be material and to have been relied upon by each Holder, notwithstanding any investigation heretofore or hereafter made by any Purchaser or on its behalf, and (B) survive the execution and delivery of this Agreement and of the Securities, for so long as the Securities are outstanding.

               SECTION 6.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Company, each Purchaser and each of the Purchasers' respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each person who shall from time to time be a Holder of a Secured Note.

               SECTION 6.3 NOTICES. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next business day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section:

               (i)     if to the Company:

                       Inamed Corporation
                       3800 Howard Hughes Parkway, Suite 900
                       Las Vegas, Nevada  89109

                       Attention:  Michael D. Farney

                       Telephone:      702-791-3388
                       Telecopy:       702-791-0592

                       With a copy of any notice to:

                       Nida & Maloney
                       801 Garden Street, Suite 201
                       Santa Barbara, California  93101

                       Attention:  Joseph E. Nida

                       Telephone:      805-568-1151
                       Telecopy:       805-568-1955

               (ii) if to the Holders, at the address of such Holder as it appears on the Security Register (as defined in the Indenture).

               Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next Business Day after delivery by overnight courier, when sent by telecopier or upon receipt when delivered personally.

               SECTION 6.4. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               SECTION 6.5. GOVERNING LAW. This Agreement and the Securities and (unless otherwise provided) all amendments, supplements, waivers and consents relating hereto or thereto shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 6.6  WAIVER OF JURY TRIAL.  THE PURCHASER, EACH HOLDER
OF A SECURED NOTE BY ITS ACCEPTANCE THEREOF, AND THE COMPANY EACH HEREBY AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE COLLATERAL DOCUMENTATION, THE SECURITIES OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. You and the Company each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings. You and the Company further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SECURITY DOCUMENTS, THE SECURITIES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

               If the Purchaser is in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this Note Purchase Agreement shall become a binding agreement between the Purchaser and the Company.

                               Very truly yours,

                               INAMED CORPORATION,
                               a Florida corporation


                               By: /s/ Michael D. Farney
                                  -----------------------------------
                               Title: Chief Executive Officer
                                      -------------------------------


The foregoing Note Purchase
Agreement is hereby accepted as
of the date first above written:

- ----------------------------------------


By:
   -------------------------------------


Title:
      ----------------------------------

Secured Notes Purchased:  $
                           -------------

                                                                   Schedule 2.1A

                                     SUBSIDIARIES



Name of Subsidiary              Jurisdiction in     Number of         Number and Class     Name of             Number of Shares of
                                which               shares of         of Shares Issued     Stockholders or     Stock Owned by
                                Incorporated or     Authorized        and Outstanding      Other Equity        Each Stockholder (or
                                Organized           Capital Stock                          Owners              amount of equity
                                                                                                               owned by each
                                                                                                               equity owner)


DOMESTIC SUBSIDIARIES:

  Biodermis Corporation         NV                  15,000 C          5,000 C              IC                  5,000 C
                                                    1,000 P

  Bioenterics Corporation       CA                  100,000 C         50,000 C             IC                  50,000 C

  Bioplexus Corporation         NV                  15,000 C          1,000 C              IC                  1,000 C
                                                    1,000 P

  CUI Corporation               CA                  100,000           100,000 C            IC                  100,000 C

  Flowmatrix Corporation        NV                  15,000 C          1,000 C              IC                  1,000 C
                                                    1,000 P

  Inamed Development            CA                  20,000 C          2,000 C              IC                  2,000 C
  Company

  Inamed Japan, Inc.            NV                  25,000 C          25,000 C             IC                  25,000 C

  McGhan Medical                CA
  Corporation                                       4,000,000 C       1,823,165 C          IC*
                                                    1,500,000 P       471,875 P

  Medisyn Technologies          NV
  Corporation                                       15,000 C          5,000 C              IC                  5,000 C
                                                    1,000 P

FOREIGN SUBSIDIARIES

  Biodermis Ltd.                IRE                                   6 C                  IC, Owl, Farney,    1 C each
                                                                                           Wheatstone,
                                                                                           Allen, McDonald

  Bioenterics Ltd.              IRE                                   6 C                  IC, Owl, Farney,
                                                                                           Wheatstone

  Bioplexus Ltd.                IRE                 1,000 C           1 C                                      1 C

  Chamfield Ltd.                IRE                 1,000 C           2 C

  Inamed B.V.                   NETH

  Inamed B.V. Rep. Ofc.         RUS
  Russia (R.O.R.)

  Inamed B.V.B.A.               BEL                 800 C

  Inamed do Brasil Ltd.         BZL




Name of Subsidiary              Jurisdiction in     Number of         Number and Class     Name of             Number of Shares of
                                which               shares of         of Shares Issued     Stockholders or     Stock Owned by
                                Incorporated or     Authorized        and Outstanding      Other Equity        Each Stockholder (or
                                Organized           Capital Stock                          Owners              amount of equity
                                                                                                               owned by each

                                                                                                               equity owner)

  Inamed GmbH                   GER                 100,000 C

  Inamed Ltd.                   UK

  Inamed Marketing Group        JP

  Inamed S.A.                   SPA

  Inamed S.R.L.                 ITY

  Inamed S.A.R.L.               FR

  McGhan Limited                IRE

  McGhan Medical                HK
  Asia/Pacific

  Medisyn Technologies          IRE
  Ltd.


                                      EXHIBIT A

                                   FORM OF SECURITY

                                      EXHIBIT B

                          FORM OF OPINION OF NIDA & MALONEY